Exhibit 99.1

KindlyMD Announces Authorization of Share Repurchase Program

Program Enhances Financial Flexibility and Reflects Confidence in Long-Term Bitcoin Operations

Salt Lake City, UT, December 18, 2025 – KindlyMD, Inc. (NASDAQ: NAKA) (“KindlyMD” or “the Company”), a provider of integrated healthcare services and a Bitcoin treasury company via its subsidiary Nakamoto Holdings, Inc. (“Nakamoto”), today announced that its Board of Directors (the “Board”) has authorized a share repurchase program under which the Company may repurchase its outstanding common stock.

“This share repurchase program reflects our confidence in the long-term value of the Company and adds an important degree of flexibility to our capital allocation framework,” said David Bailey, Chairman and CEO of KindlyMD. “As shareholders ourselves, we remain focused on deploying capital with discipline and intention, balancing continued investment in our strategic priorities with actions we believe will drive durable value for all shareholders.”

Under the newly authorized program, KindlyMD may repurchase shares of its common stock from time to time through open-market purchases, privately negotiated transactions, block trades, and/or other legally permissible means. Repurchases may also be effected pursuant to Rule 10b5-1 trading plans and will be conducted in accordance with Rule 10b-18 of the Securities Exchange Act of 1934, as amended.

The timing, amount, and method of any share repurchases will be determined by management based on market conditions, share price, trading volume, capital requirements, regulatory considerations, and other factors. The program does not obligate the Company to repurchase any particular number of shares and may be modified, suspended, or terminated at any time at the Board’s discretion.

About KindlyMD

KindlyMD® is a patient-first and healthcare data company redefining value-based care and patient-centered medical services. Formed in 2019, KindlyMD leverages data analysis to deliver evidence-based, personalized solutions in order to reduce opioid use, improve health outcomes faster, and provide value based, algorithmic guidance on the use of alternative medicine in healthcare. In August 2025, KindlyMD completed its merger with Nakamoto Holdings Inc., a Bitcoin-native holding company. This strategic partnership formed a public Bitcoin strategy that unites KindlyMD’s healthcare expertise with Nakamoto’s vision of integrating Bitcoin into global capital markets, creating a diversified entity focused on both healthcare innovation and Bitcoin treasury management.

About Nakamoto

Nakamoto is a Bitcoin company building a global portfolio of Bitcoin-native companies. Nakamoto plans to grow its Bitcoin holdings through disciplined accumulation and to leverage its treasury to acquire and develop an ecosystem of Bitcoin companies across finance, media, advisory and more. Nakamoto aims to provide commercial and financial infrastructure for the next generation of capital markets. For more information, please visit nakamoto.com.

Forward Looking Statements

All statements, other than statements of historical fact, included in this press release that address activities, events or developments that that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, as defined under U.S. federal securities laws, related to the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include statements about our future operations, business strategies, plans, objectives, expectations, intentions, goals, projections, prospects, future events, or performance, as well as underlying assumptions. These statements covering matters such as expectations, plans, strategic outlooks, financial projections, market conditions, regulatory environments, Bitcoin-related strategies, Bitcoin treasury management activities, and the Company’s anticipated holding of Bitcoin as part of its corporate treasury are inherently uncertain and involve numerous assumptions and risks.

Forward-looking terms used may include, but are not limited to, “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow,” “seek,” “aim,” “target,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, descriptions of the Company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, including the purchase, custody, and potential sale or other use of Bitcoin, synergies, opportunities and anticipated future performance, including the management team and board of directors of the Company. These statements may also relate to broader macroeconomic trends, industry developments, technology adoption, competitive positioning, market expansion, product launches, research and development efforts, acquisitions or dispositions, legal or regulatory developments, and other initiatives that could affect our future business performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include risks relating to Bitcoin market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to cryptocurrency, and regulatory developments affecting Bitcoin or other digital assets, as well as the risk that changes in the Company’s capital structure and governance could have adverse effects on the market value of its securities; the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on the Company operating results and business generally; the risk that the Company may be unable to reduce expenses or access financing or liquidity; the impact of any related economic downturn; the risk of changes in governmental regulations or enforcement practices; adverse impacts from geopolitical events, health crises, supply chain disruptions, changes to laws or accounting standards, cybersecurity threats or data breaches, intellectual property disputes, competitive pressures, or changes in consumer behavior; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Company’s control, including those detailed in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10- Q, Current Reports on Form 8-K, and such other documents of the Company filed, or to be filed, with the SEC that are or will be available on the Company’s website at www.kindlymd.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of the Company or any other party, nor does it constitute a solicitation of any proxy or vote.

Media Contact

Carissa Felger / Sam Cohen

Gasthalter & Co.

(212) 257-4170

Nakamoto@gasthalter.com

Investor Relations Contact

Sean Mansouri, CFA / Aaron D’Souza
Elevate IR
(720) 330-2829
NAKA@elevate-ir.com